December 1, 1995
                             PREMIER GNMA FUND
                        SUPPLEMENT TO PROSPECTUS
                          DATED OCTOBER 13, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES" "SHAREHOLDER SERVICES" AND "HOW TO REDEEM FUND SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
       In order to accomplish a transaction using the TELETRANSFER
Privilege or the Telephone Exchange Privilege, please contact your Financial Representative. If you do not have a Financial Representative, you may telephone 1-800-645-6561 or, if you are calling from overseas, 516-794-5452. These numbers will be effective January 1, 1996.
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION PERTAINING TO CLASS C CONTAINED IN THE EXAMPLE UNDER THE CAPTION "FEE TABLE" IN THE FUND'S
PROSPECTUS:
        A Class C shareholder would pay $18 ($28 including the contingent deferred sales charge) in expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of one year.
027s120195


                                                           December 1, 1995

                              PREMIER GNMA FUND

             Supplement to Statement of Additional Information
                           Dated October 13, 1995

     The following information supplements and supersedes any contrary information contained in the following indicated sections of the Fund's Statement of Additional Information:

     Effective December 1, 1995, Dreyfus Transfer, Inc. (the "Transfer Agent") became the Fund's transfer and dividend disbursing agent. The Transfer Agent, a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     How to Buy Fund Shares--TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.
Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.